SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events	SUBSEQUENT EVENTS
$375 Million Facility
In February 2022, the Company, through its vessel owning subsidiaries, received credit approved term sheets for a new $375 million term and revolving loan facility (the "$375 Million Facility") from a syndicate of banks to refinance existing facilities secured by Flex Endeavour, Flex Ranger and Flex Rainbow. The facility is comprised of a $125 million term loan facility with a six year repayment profile and a non-amortizing $250 million revolving credit facility, resulting in an average age-adjusted repayment profile of 22 years. The facility has an accordion option to add an additional $125 million by adding an additional vessel as nominated by the Company within 36 months from the closing date of the agreement. The facility has an interest rate of SOFR plus 210 basis points. Secured Overnight Funding Rate ("SOFR") is a benchmark interest rate for dollar-denominated derivatives and loans that is replacing LIBOR. The facility is subject to final documentation and customary closing conditions and is expected to be drawn between the second quarter of 2022 and the third quarter of 2022.

$320 million Sale and Leaseback

In February 2022, the Company, through its vessel owning subsidiaries, received credit approved term sheets from an Asian based lease provider for an aggregate of $320 million for two separate sale and bareboat leaseback agreements (the "$320 Million Sale and Leaseback") to refinance the existing facility secured by Flex Constellation and Flex Courageous. Under the terms of the two sale and leaseback agreements, the vessels will be sold for gross consideration equivalent to the market value of each vessel and net consideration to the Company of $160 million per vessel, adjusted for an advance hire per vessel. The term of each lease is ten years and the Company has options to repurchase the vessels after three years. At the expiry of the ten-year charter period the Company has the option to repurchase the vessels for $66.5 million per vessel reflecting an age adjusted repayment profile of 20 years. The agreement has an interest rate of SOFR plus 250 basis points. The agreement is subject to final documentation and customary closing conditions and is expected to be drawn in the second quarter of 2022.

Interest rate swaps

In connection with the above refinancings, the Company entered into three interest rate swap agreements, swapping a variable rate of interest based on SOFR to a fixed rate of interest on a notional aggregate principal of $200 million. The swaps have a term of ten years and a weighted average fixed interest rate of 1.70%.
Dividend
On February 16, 2022, the Company’s Board of Directors declared a cash dividend for the fourth quarter of 2021 of $0.75 per share. The dividend was paid on or around March 16, 2022, to shareholders on record as of March 2, 2022. The ex-dividend date was March 1, 2022.

Uncertainties caused by the Russo-Ukrainian War

The recent outbreak of war between Russia and the Ukraine has disrupted supply chains and caused instability in the global economy, while the United States and the European Union, among other countries, announced sanctions against Russia. The ongoing conflict could result in the imposition of further economic sanctions against Russia, and the Company’s business may be adversely impacted. Currently, the Company’s charter contracts have not been affected by the events in Russia and Ukraine. However, it is possible that in the future third parties with whom the Company has or will have charter contracts may be impacted by such events. While in general much uncertainty remains regarding the global impact of the conflict in Ukraine, it is possible that such tensions could adversely affect the Company’s business, financial condition, results of operation and cash flows.